Exhibit 99.1

ACTION BY WRITTEN CONSENT

OF THE STOCKHOLDERS

OF SEEDO CORP

Date: October 7, 2021

The undersigned, being a shareholder of SEEDO CORP., a Delaware corporation (the "Corporation"), acting pursuant to the Delaware General Corporate Law, including, inter alia, Sections 114 and 228 of such law, and the Corporation's By-Laws, hereby waives all formal requirements, including the necessity of holding a formal or informal meeting, and any requirements that notice of such meeting be given, hereby consents to approve and adopt the following recitals and resolutions by written consent:

WHEREAS, the shareholder deems it advisable and in the best interests of the Corporation to elect Moshe Bar Siman Tov, Shmuel Yannay and Iris Tova Ginsburg (collectively, the “New Directors”) as directors of the Corporation and to remove David Freidenberg and Gil Feiler (collectively, the “Incumbent Directors”) as directors of the Corporation.

NOW, THEREFORE, BE IT RESOLVED to modify the most recent publicly filed version of the By-Laws of the Corporation such that notwithstanding anything which is stated in the By-Laws in general, and Section 45 specifically, the Incumbent Directors cannot adopt, amend or repeal the By-Laws of the Corporation, until the appointment of, and with the consent of, all the New Directors, and that any adoption, amendment or repeal of the By-Laws of the Corporation which may have resolved by the Incumbent Directors since the most recent publicly filed version of the By-Laws of the Corporation is hereby null and void, ab initio.

FURTHER RESOLVED, that David Freidenberg and Gil Feiler are removed immediately as directors of the Corporation.

FURTHER RESOLVED, that the following persons are elected as directors of the Corporation to serve until the next annual meeting of the Corporation or until their successors have been duly elected and qualified: Moshe Bar Siman Tov, Shmuel Yannay, and Iris Tova Ginsburg.

General Authorizations

RESOLVED, that Moshe Bar Siman Tov, Shmuel Yannay, Iris Tova Ginsburg be, and each of them hereby is, authorized and directed to take all such further action to prepare, execute, acknowledge, file, deliver and record all such further documents and instruments by and on behalf of the Corporation, and in its name, or otherwise, as in the judgment of such director shall be necessary, appropriate or advisable in order to fully carry out the intent and to accomplish the execution of the purposes of the foregoing resolutions, the taking of such actions by any such officer to be conclusive evidence of his or her authorization hereunder and approval thereof; and

FURTHER RESOLVED, that Moshe Bar Siman Tov, Shmuel Yannay, Iris Tova Ginsburg be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation, to make all such arrangements, to do and perform all such acts and things, to execute and deliver all such certificates, agreements, instruments and documents and to pay all such amounts as they may deem advisable or necessary in order to fully effectuate the purposes of the foregoing resolutions, the making of such arrangements, the performance of such acts, the execution and delivery of such certificates, agreements, instruments and documents and the payment of all such amounts by any such officer to be conclusive evidence of his or her authorization hereunder and approval thereof; and

FURTHER RESOLVED, that any and all actions heretofore taken to date by any officer or director of the Company in furtherance of and consistent with the matters authorized by the foregoing resolutions hereby, in all respects, are authorized, approved, ratified and confirmed; and

FURTHER RESOLVED, that any and all notice requirements applicable to the foregoing resolutions as may be provided in the By-Laws or any contract between the Company and the undersigned stockholder (or any of their affiliates) are hereby waived; and FURTHER RESOLVED, that this Action by Written Consent of the Stockholders is irrevocable.

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FURTHER RESOLVED, that this Action by Written Consent of the Stockholders may be executed in counterparts, each of which shall constitute an original but which, together, shall constitute a single instrument.

FURTHER RESOLVED, that this Action by Written Consent of the Stockholders shall be filed with the minutes of the Corporation.   The undersigned stockholder of the Corporation hereby declares that it is acting alone, and that this Action by Written Consent is not a solicitation of any action by other Stockholders of the Company, and the undersigned Stockholder has not made any requests of any other Stockholders to join it in this Action by Written Consent.

IN WITNESS WHEREOF, the undersigned stockholder of the Corporation has executed the foregoing Action by Written Consent for the purpose of consenting thereto.

Number of Shares: ______________________ Date: ______________

Stockholder – Individual
____________________________

Print Name: _________________

Stockholder – Entity
____________________________

Name:_________________

By: ___________________

Print Name: ____________

Title: ___________________

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